UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         -------------------------------

         Date of Report (Date of earliest event reported): June 1, 2005

                       PowerHouse Technologies Group, Inc
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                  333-5278-NY                94-3334052
--------------------------------------------------------------------------------
      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number            Identification No.)
     of Incorporation)



                       555 Twin Dolphin Drive, Suite 650,
                         Redwood City, California 94065

                    (Address of Principal Executive Offices)

       (650) 232-2600 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02   Departure of Directors or Principal Executive Officers; Election of
            Directors; Appointment of Principal Officers.
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Effective June 1, 2005, Robin B. Hutchison resigned from his position as
Director and Chair of the Audit Committee of PowerHouse Technologies Group, Inc. (the "Company"). Mr. Hutchison resigned from such positions in order to pursue other business activities and such resignation was not caused by any disagreement with the Company regarding its operations, policies or procedures. The Board of Directors of the Company has not yet appointed a replacement director.

A copy of the resignation letter Mr. Hutchison sent to the Company is filed as
Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01(c)  Financial Statements and Exhibits.

99.1 Letter, dated as of June 1, 2005, from Robin B. Hutchison to the Board of Directors of the Company.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POWERHOUSE TECHNOLOGIES GROUP, INC.


Dated:  June 2, 2005                      By:  /s/    Jay Elliot
                                             -----------------------------------
                                             Name:   Jay Elliot
                                             Title:  Chief Executive Officer


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                                  EXHIBIT INDEX

99.1 Letter, dated as of June 1, 2005, from Robin B. Hutchison to the Board of Directors of the Company.